UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2007

Commission File No. 1-10403

TEPPCO Partners, L.P.	Delaware	76-0291058
TE Products Pipeline Company, Limited Partnership	Delaware	76-0329620
TCTM, L.P.	Delaware	76-0595522
TEPPCO Midstream Companies, L.P.	Delaware	76-0692243
Val Verde Gas Gathering Company, L.P.	Delaware	48-1260551
(Exact name of Registrant as	(State of Incorporation	(I.R.S. Employer
specified in its charter)	or Organization)	Identification Number)
1100 Louisiana Street, Suite 1600
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 381-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 15, 2007, TEPPCO Partners, L.P. (the “Partnership”) and TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. and Val Verde Gas Gathering Company, L.P. (collectively, the “Subsidiary Guarantors”), and their respective general partners entered into an underwriting agreement relating to the public offering of $300,000,000 principal amount of the Partnership’s 7.000% Fixed/Floating Rate Junior Subordinated Notes due 2067 (the “Notes”). The Notes are guaranteed on a junior subordinated, unsecured basis by the Subsidiary Guarantors (the “Guarantee,” and together with the Notes, the “Securities”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. Closing of the issuance and sale of the Securities occurred on May 18, 2007.
     The Notes are a new series of debt securities that will be issued under an Indenture dated as of May 14, 2007 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated May 18, 2007 (the “Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”), among the Partnership, as issuer, the Subsidiary Guarantors, as guarantors, and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”).
     The Indenture allows the Partnership to elect to defer interest payments on the Notes on one or more occasions for up to ten consecutive years subject to certain conditions. Deferred interest not paid on an interest payment date will bear interest from that interest payment date until paid at the then prevailing interest rate on the Notes, compounded semi-annually during the fixed rate period and quarterly during the floating rate period.
     During any period in which the Partnership defers interest payments on the Notes, subject to certain exceptions, (1) the Partnership will not declare or make any distributions with respect to, or redeem, purchase or make a liquidation payment with respect to, any of its equity securities, (2) neither the Partnership nor the Subsidiary Guarantors will make, and the Partnership and the Subsidiary Guarantors will cause their respective majority-owned subsidiaries not to make, any payment of interest, principal or premium, if any, on or repay, purchase or redeem any of the Partnership’s or the Subsidiary Guarantors’ debt securities (including securities similar to the Notes) that contractually rank equally with or junior to the Notes or the Guarantee, as applicable, and (3) neither the Partnership nor the Subsidiary Guarantors will make, and the Partnership and the Subsidiary Guarantors will cause their respective majority-owned subsidiaries not to make, any payments under a guarantee of debt securities (including under a guarantee of debt securities that are similar to the Notes) that contractually ranks equally with or junior to the Notes or the Guarantee, as applicable. The Indenture does not limit the Partnership’s ability to incur additional debt, including debt that ranks senior in priority of payment to or pari passu with the Notes. Reference is hereby made to the Base Indenture and the Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, hereto, for the complete terms of the Notes.
     In connection with the issuance of the Notes, the Partnership and Subsidiary Guarantors entered into a Replacement Capital Covenant in favor of the holders of a designated series of long-term indebtedness that ranks senior to the Notes that the Partnership and the Subsidiary Guarantors will not redeem, repurchase, defease or purchase (or cause any of their respective

2

majority-owned subsidiaries to redeem, repurchase, defease or purchase) any of the Notes on or before June 1, 2037, unless, subject to certain limitations, during the 180 days prior to the date of that redemption, repurchase, defeasance or purchase the Partnership, the Subsidiary Guarantors or any of their respective majority-owned subsidiaries has received a specified amount of proceeds from the sale of qualifying securities that have characteristics that are the same as, or more equity-like than, the applicable characteristics of the Notes. Reference is hereby made to the Replacement Capital Covenant, which is filed as Exhibit 99.1 hereto, for the complete terms of the Replacement Capital Covenant.
     On May 16, 2007, the Partnership filed with the Securities and Exchange Commission a prospectus supplement dated May 15, 2007 to the accompanying base prospectus dated November 3, 2003 included in the Partnership’s and the Subsidiary Guarantors’ registration statement on Form S-3 (Registration No. 333-110207). The prospectus supplement was filed pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, in connection with the above described offering. Certain opinions related to such registration statement and the offering are filed as exhibits to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The exhibits set forth below are filed herewith, except for 99.1, which is furnished herewith.

Exhibit Number	Description of Exhibit

1.1*	Underwriting Agreement, dated as of May 15, 2007, by and among TEPPCO Partners, L.P., TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P., Val Verde Gas Gathering Company, L.P., Texas Eastern Products Pipeline Company, LLC, TEPPCO GP, Inc., TEPPCO NGL Pipelines, LLC and Wachovia Capital Markets, LLC and J.P. Morgan Securities, Inc., as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of May 14, 2007, by and among TEPPCO Partners, L.P., as issuer, TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. and Val Verde Gas Gathering Company, L.P., as subsidiary guarantors, and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2007).

4.2*	First Supplemental Indenture, dated as of May 18, 2007, by and among TEPPCO Partners, L.P., as issuer, TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. and Val Verde Gas Gathering Company, L.P., as subsidiary guarantors, and The Bank of New York Trust Company, N.A., as trustee.

4.3	Form of Junior Subordinated Note, including Guarantee (included in Exhibit 4.2 hereto).

5.1*	Validity Opinion of Bracewell & Giuliani LLP.

8.1*	Tax Opinion of Bracewell & Giuliani LLP.

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibits 5.1 and 8.1 hereto).

99.1*	Replacement of Capital Covenant, dated May 18, 2007, executed by TEPPCO Partners, L.P., TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. and Val Verde Gas Gathering Company, L.P. in favor of the covered debtholders described therein.

*	Filed herewith

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO PARTNERS, L.P.

By:	Texas Eastern Products Pipeline Company, LLC
Its: General Partner

By:	/s/ William G. Manias

William G. Manias
Vice President and Chief Financial Officer

TE PRODUCTS PIPELINE COMPANY, LIMITED PARTNERSHIP

By:	TEPPCO GP, Inc.
Its: General Partner

By:	/s/ William G. Manias

William G. Manias
Vice President and Chief Financial Officer

TCTM, L.P.

By:	TEPPCO GP, Inc.
Its: General Partner

By:	/s/ William G. Manias

William G. Manias
Vice President and Chief Financial Officer

TEPPCO MIDSTREAM COMPANIES, L.P.

By:	TEPPCO GP, Inc.
Its: General Partner

By:	/s/ William G. Manias

William G. Manias
Vice President and Chief Financial Officer

VAL VERDE GAS GATHERING COMPANY, L.P.

By:	TEPPCO NGL Pipelines, LLC
Its: General Partner

By:	/s/ William G. Manias

William G. Manias
Vice President and Chief Financial Officer
Dated: May 18, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1*	Underwriting Agreement, dated as of May 15, 2007, by and among TEPPCO Partners, L.P., TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P., Val Verde Gas Gathering Company, L.P., Texas Eastern Products Pipeline Company, LLC, TEPPCO GP, Inc., TEPPCO NGL Pipelines, LLC and Wachovia Capital Markets, LLC and J.P. Morgan Securities, Inc., as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of May 14, 2007, by and among TEPPCO Partners, L.P., as issuer, TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. and Val Verde Gas Gathering Company, L.P., as subsidiary guarantors, and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2007).

4.2*	First Supplemental Indenture, dated as of May 18, 2007, by and among TEPPCO Partners, L.P., as issuer, TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. and Val Verde Gas Gathering Company, L.P., as subsidiary guarantors, and The Bank of New York Trust Company, N.A., as trustee.

4.3	Form of Junior Subordinated Note, including Guarantee (included in Exhibit 4.2 hereto).

5.1*	Validity Opinion of Bracewell & Giuliani LLP.

8.1*	Tax Opinion of Bracewell & Giuliani LLP.

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibits 5.1 and 8.1 hereto).

99.1*	Replacement of Capital Covenant, dated May 18, 2007, executed by TEPPCO Partners, L.P., TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. and Val Verde Gas Gathering Company, L.P. in favor of the covered debtholders described therein.

*	Filed herewith